UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2026

RF ACQUISITION CORP III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43125	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Somerset, #05-07
Singapore, 238164
+65 6904 0766

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right to receive one-tenth of one ordinary share	RFAMU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	RFAM	The Nasdaq Stock Market LLC
Rights, each right entitling the holder thereof to one-tenth of one ordinary Share	RFAMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sale of Equity Securities.

The information provided in Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

On February 17, 2026, RF Acquisition Corp III (the “Company”) consummated the initial public offering (“IPO”) of 10,000,000 of its units (the “Units”). Each Unit consists of one ordinary share, $0.0001 par value (the “Ordinary Shares”), of the Company and one right (the “Rights”), each Right entitling the holder thereof to receive one-tenth of one Ordinary Share upon the completion of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (the “Private Placement”) of 350,000 units (“Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating total proceeds of $3,500,000. The Private Placement Units were purchased by the Company’s sponsor, Alfa 30 Limited (the “Sponsor”), and its designees, and EarlyBirdCapital, Inc. (“EBC”), the representative of the underwriters in the IPO. The Private Placement Units are identical to the Units sold in the IPO. The purchasers of the Private Placement Units have agreed not to transfer, assign or sell any of the Private Placement Units or Ordinary Shares or Rights underlying the Private Placement Units (except to certain transferees) until after the completion of the Company’s initial business combination.

An audited balance sheet as of February 17, 2026, reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release issued by the Company announcing the consummation of the IPO and Private Placement is included as Exhibit 99.2 to this Current Report on Form 8-K.

On February 17, 2026, an aggregate of $100,000,000 was deposited in the trust account established in connection with the IPO.

On February 19, 2026, the underwriters informed the Company that the over-allotment option to purchase an additional 1,500,000 Units would not be exercised. As a result of the underwriters election to not exercise the over-allotment option, the Sponsor will forfeit 500,000 Ordinary Shares.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited Balance Sheet as of February 17, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF ACQUISITION CORP III

By:	/s/ Tse Meng Ng
Name:	Tse Meng Ng
Title:	Chief Executive Officer

Dated: February 23, 2026

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